UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-00042

DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  MAY 31, 2010

Annual Report to Shareholders

DWS Floating Rate Plus Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

13 Portfolio Summary

15 Investment Portfolio

25 Statement of Assets and Liabilities

27 Statement of Operations

28 Statement of Changes in Net Assets

29 Financial Highlights

33 Notes to Financial Statements

44 Report of Independent Registered Public Accounting Firm

45 Tax Information

46 Interim and New Sub-Advisory Agreement Approval

49 Summary of Management Fee Evaluation by Independent Fee Consultant

54 Board Members and Officers

58 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Loan investments are subject to interest-rate and credit risks. Floating rate loans tend to be rated below-investment grade and may be more vulnerable to economic or business changes than issuers with investment-grade credit. Adjustable rate loans are more sensitive to interest rate changes. As part of the global alpha strategy, the fund may use derivatives. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2010

Average Annual Total Returns as of 5/31/10
Unadjusted for Sales Charge	1-Year	Life of Fund*
Class A	22.48%	2.57%
Class C	21.58%	1.94%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	19.11%	1.60%
Class C (max 1.00% CDSC)	21.58%	1.94%
No Sales Charges
Class S	22.72%	2.76%
Institutional Class	22.72%	2.76%
S&P®/LSTA Leveraged Loan Index+	24.28%	3.34%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2009 are 1.62%, 2.42%, 1.61% and 1.45% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Floating Rate Plus Fund — Class A [] S&P/LSTA Leveraged Loan Index+

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.

+ The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded loan terms.

Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 5/31/10	$ 9.10	$ 9.15	$ 9.10	$ 9.11
5/31/09	$ 7.87	$ 7.91	$ 7.87	$ 7.87
Distribution Information: Twelve Months as of 5/31/10: Income Dividends	$ .45	$ .38	$ .46	$ .46
Capital Gain Distributions	$ .05	$ .05	$ .05	$ .05
Lipper Rankings — Loan Participation Funds Category as of 5/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	13	of	91	15
Class C 1-Year	20	of	91	22
Class S 1-Year	11	of	91	12
Institutional Class 1-Year	11	of	91	12

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2009 to May 31, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2010
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/10	$ 1,065.30	$ 1,061.00	$ 1,066.50	$ 1,066.50
Expenses Paid per $1,000*	$ 6.18	$ 10.02	$ 4.89	$ 4.89
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/10	$ 1,018.95	$ 1,015.21	$ 1,020.19	$ 1,020.19
Expenses Paid per $1,000*	$ 6.04	$ 9.80	$ 4.78	$ 4.78

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Floating Rate Plus Fund	1.20%	1.95%	.95%	.95%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Floating Rate Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

James T. Anderson
Eric S. Meyer, CFA
Robert Wang
Thomas Picciochi

Portfolio Managers

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Over the 12-month period ended May 31, 2010, the fund's Class A shares provided a return of 22.48%. In comparison, the fund's benchmark, the S&P/LSTA Leveraged Loan Index, returned 24.28%.1 The fund's performance exceeded the 18.72% average return of its peers in the Lipper Loan Participation Funds category.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for complete performance information.)

Following the financial crisis precipitated in September of 2008, the government took extensive actions to support the financial sector. These steps included maintaining the US Federal Reserve Board's (the Fed's) benchmark federal funds rate in the unprecedented 0% to 0.25% range, FDIC guarantees with respect to new issue bank debt, direct purchases of mortgage securities by the US Treasury and ongoing implementation of a stimulus package approaching $800 billion.3 As these actions began to be reflected, even if modestly, in economic data, the broad credit markets were lifted by a return of investor risk appetites. Lower-rated asset classes, such as leveraged loans, benefited the most from the improved credit market sentiment.4 Leveraged loans also benefited from improved borrower operating results and overall fundamentals as the economy stabilized, particularly within the retail and materials sectors.

Technical factors were also generally supportive over the 12 months. In particular, there was a trend toward large borrowers floating bonds with staggered maturities in order to retire loans and avoid having to refinance large loan balances all at once down the road. This return of loan principal to investors generated a supply of new money chasing after the reduced supply of quality leveraged loans. In addition, several large borrowers were acquired by competitors over the period, triggering repayment of loans and further reducing supply.

Late in the period, the overall debt rally stalled and volatility in the leveraged loan market increased on concerns over sovereign debt, with Greece and Hungary capturing most of the headlines. Investors became concerned that debt troubles could spread to other European countries, thereby destabilizing the euro and threatening the global credit environment.

Positive Contributors to Fund Performance

In keeping with a somewhat defensive orientation, we have continued to hold some cyclical companies that are rich in assets, such as those in the materials sector. These included a pair of chemicals companies, Hexion Specialty Chemicals, Inc., a leading provider of ingredients essential to a broad range of adhesives and coatings, and UK-based Ineos, the world's third-largest chemical company with a broad range of businesses. Elsewhere within the materials sector, Noranda Aluminum Acquisition Corp. also provided noteworthy outperformance over the 12 months.

A standout performer was CavTel Holdings, LLC, which rebounded sharply over the fiscal period, essentially doubling in price. Investor sentiment with respect to the loan was spurred as Cavalier increased the coupon as part of a renegotiation of the loan terms.

In addition to the main investment strategy, the fund employs a global tactical asset allocation overlay strategy, which DWS Investments calls iGAP (integrated Global Alpha Platform), that provides extensive exposure to alternative asset classes.5 This strategy is expected to have a low correlation to the fund's security holdings. For the 12-month period, iGAP was a positive factor in fund performance.

Negative Contributors to Fund Performance

Some of the larger detractors from performance for the 12 months were loans purchased relatively late in the period, which suffered as conditions weakened in April and May. These included Sorenson Communications, Inc., a provider of communications services to the hard of hearing community, which suffered from concerns over rate regulation. Another laggard was Freescale Semiconductor, Inc., which was caught up in the overall market volatility despite the outlook for strong unit growth for the semiconductor sector. Off-price retailer Burlington Coat Factory Warehouse Corp. was also a weak performer for the period, on unfavorable headlines.

Outlook and Positioning

We continue to be cautiously optimistic with respect to the overall economic backdrop and loan market fundamentals going forward. An organic recovery, as distinct from one driven primarily by government support, appears to have taken hold. Issuer defaults by principal balance for the institutional loan market have continued to decline, and were at 4.64% for the trailing 12 months ended May 31, 2010, compared with 5.65% for the 12 months ended April 30, 2010. Improved issuer operating results and cash flow trends suggest the possibility that defaults will continue to moderate. Still, given continued tepid results in key areas such as housing and unemployment and the substantial rise in loan prices that has occurred in recent quarters, we expect to maintain a somewhat defensive posture with a focus on credits that offer attractive current income.

Our investment objective continues to be to seek to provide high income. We will continue to focus on trying to generate stable returns and minimizing defaults by emphasizing fundamental analysis and by searching for individual securities that we believe have strong value.

1 The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded loan terms. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Loan Participation Funds category includes funds that invest at least 80% of their assets in bank loans. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Loan Participation Funds category. For the one-year period, this category's average was 18.72% (91 funds). Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

3 The federal funds rate is the interest rate, set by the US Federal Reserve, at which banks lend money to each other, usually on an overnight basis.

4 Credit quality or credit — a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

5 Our iGAP strategy is designed to exploit market inefficiencies across two major asset classes: global bonds and currencies. This strategy utilizes long and short positions on more than 30 uncorrelated views of these asset classes, which helps produce returns that are independent of market direction.

Portfolio Summary

Asset Allocation (As a % of Net Assets)	5/31/10	5/31/09

Loan Participations and Assignments	85%	94%
Cash Equivalents	7%	5%
Corporate Bonds	7%	—
Government & Agency Obligations	1%	1%
	100%	100%
Sector Diversification (As a % of Loan Participations and Assignments, Corporate Bonds and Common Stocks)	5/31/10	5/31/09

Consumer Discretionary	27%	21%
Industrials	18%	15%
Financials	12%	3%
Information Technology	12%	9%
Energy	7%	10%
Consumer Staples	7%	5%
Materials	6%	10%
Health Care	5%	13%
Telecommunication Services	4%	10%
Utilities	2%	4%
	100%	100%
Quality (As a % of Loan Participations and Assignments)	5/31/10	5/31/09

BBB	1%	2%
BB	29%	43%
B	51%	35%
Below B	8%	13%
Not Rated	11%	7%
	100%	100%

Asset allocation, sector diversification and quality are subject to change.

Interest Rate Sensitivity	5/31/10	5/31/09

Effective Maturity	4.3 years	4.6 years

Effective maturity is the weighted average of the senior loans and bonds held by the Fund taking into consideration any maturity shortening features.

Interest rate sensitivity is subject to change.

The quality ratings represent the Standard & Poor's Corporation ("S&P") credit ratings. The ratings of S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of May 31, 2010

	Principal Amount ($)	Value ($)

Loan Participations and Assignments 85.4%
Senior Loans***
Consumer Discretionary 22.0%
Advantage Sales & Marketing, Inc.:
Term Loan, 5.0%, 5/5/2016	1,000,000	996,250
Second Lien Term Loan, 8.5%, 5/5/2017	1,000,000	992,500
Bass Pro Group LLC, Term Loan, 5.0%, 4/9/2015	1,000,000	998,745
Bombardier Recreational Products, Inc., Term Loan, 3.43%, 6/28/2013	5,322,785	4,471,139
Bresnan Communications LLC, Term Loan B, 2.31%, 6/30/2013	997,481	969,801
Buffets, Inc., Letter of Credit Term Loan B, 7.44%, 5/1/2013 (PIK)	70,943	48,241
Burlington Coat Factory Warehouse Corp., Term Loan, 2.76%, 5/28/2013	4,933,738	4,561,661
CanWest MediaWorks Ltd., Term Loan D, 4.25%, 7/13/2014**	491,250	476,208
Carmike Cinemas, Inc., Term Loan B, 5.5%, 1/27/2016	940,896	937,702
Cequel Communications LLC, Term Loan, 2.292%, 11/5/2013	3,000,000	2,870,835
Charter Communications Operating LLC:
Term Loan, 2.3%, 3/6/2014	303,709	281,919
Term Loan, 3.55%, 9/6/2016	5,679,859	5,300,899
Claire's Stores, Inc., Term Loan B, 3.04%, 5/29/2014	3,982,110	3,369,403
Cumulus Media, Inc., Term Loan B, 4.341%, 6/11/2014	963,255	886,802
Dave & Buster's, Inc., Term Loan, 6.5%, 5/25/2015	2,000,000	1,990,000
Dollar General Corp., Term Loan B-1, 3.104%, 7/7/2014	426,848	410,307
Ford Motor Co., Term Loan, 3.34%, 12/16/2013	3,490,405	3,273,337
Goodyear Tire & Rubber Co., Second Lien Term Loan, 2.24%, 4/30/2014	930,460	866,198
Hanesbrands, Inc., Term Loan, 5.25%, 12/10/2015	921,249	923,304
Harbor Freight Tools USA, Inc., Term Loan, 5.0%, 2/23/2016	969,636	965,195
Hillman Group, Inc., Term Loan, 6.0%, 5/27/2016	1,000,000	1,005,000
Isle of Capri Casinos, Inc.:
Term Delay Draw A, 5.0%, 11/25/2013	1,002,566	961,486
Term Delay Draw B, 5.0%, 11/25/2013	1,139,929	1,093,220
Term Loan B, 5.0%, 11/25/2013	2,849,821	2,733,050
Lamar Media Corp., Term Loan B, 4.25%, 12/30/2016	3,000,000	3,007,500
Las Vegas Sands LLC:
Term Delay Draw, 2.05%, 5/23/2014	164,435	146,638
Term Loan B, 2.05%, 5/23/2014	813,808	725,729
LodgeNet Entertainment Corp., Term Loan, 2.3%, 4/4/2014	4,638,027	4,278,580
Mediacom Broadband LLC, Term Loan F, 4.5%, 10/23/2017	4,000,000	3,948,340
Mediacom Illinois LLC, Term Loan D, 5.5%, 3/31/2017	1,492,500	1,477,575
Merrill Communications LLC, Second Lien Term Loan, 14.75%, 11/15/2013	406,743	335,563
Michaels Stores, Inc.:
Term Loan B1, 2.563%, 10/31/2013	4,369,943	4,028,979
Term Loan B2, 4.813%, 7/31/2016	1,500,000	1,439,197
Neiman Marcus Group, Inc., Term Loan B, 2.252%, 4/5/2013	5,983,620	5,478,453
Network Communications, Inc., Term Loan, 2.391%, 11/30/2012	889,596	618,269
Oceania Cruises, Inc., First Lien Term Loan, 2.55%, 4/27/2013	3,762,500	3,311,000
OSI Restaurant Partners LLC:
Term Loan, 2.507%, 6/14/2013	484,072	422,355
Term Loan B, 2.625%, 6/14/2014	5,357,341	4,674,307
QVC, Inc., Term Loan 3-J, 4.341%, 6/30/2011	889,306	889,297
Regal Cinemas Corp., Term Loan, 3.79%, 11/18/2016	3,000,000	2,981,820
Sagittarius Restaurants LLC, Term Loan B, 7.75%, 5/18/2015	3,500,000	3,473,750
Savers, Inc., Term Loan B, 5.75%, 3/11/2016	1,500,000	1,494,375
Sbarro, Inc., Term Loan, 4.845%, 1/31/2014	5,736,213	5,272,526
SRAM LLC, Term Loan B, 5.75%, 4/30/2015	1,500,000	1,501,875
SuperMedia, Inc., Term Loan, 11.0%, 12/31/2015	378,983	322,687
Toys 'R' Us, Inc., Term Loan B, 4.595%, 7/19/2012	5,987,562	5,954,810
Tribune Co., Term Loan B, 5.25%, 6/4/2014**	987,500	606,527
United Components, Inc., Term Loan D, 2.374%, 6/29/2012	1,331,392	1,278,136
Univision Communications, Inc., Term Loan, 2.54%, 9/29/2014	4,000,000	3,445,840
Wendy's/Arby's Restaurant LLC, Term Loan B, 5.0%, 5/24/2017	2,000,000	2,003,120
World Color (USA) Corp., Term Loan, 9.0%, 7/23/2012	1,989,167	1,999,112
		106,499,562
Consumer Staples 6.4%
Advance Food Co., Inc., Second Lien Term Loan, 4.61%, 9/16/2014	750,000	701,250
American Seafoods Group LLC, Term Loan B, 5.5%, 5/7/2015	600,000	599,550
CTI Foods Holding Co., LLC, Term Loan, 6.0%, 6/18/2014	3,570,357	3,443,441
Dean Foods Co., Term Loan B, 1.675%, 4/2/2014	3,000,000	2,876,625
Pinnacle Foods Holdings Corp., Term Loan B, 2.778%, 4/2/2014	4,941,883	4,676,257
Reynolds Group Holdings, Inc.:
Incremental Term Loan, 5.75%, 5/5/2016	3,500,000	3,489,063
Term Loan, 6.25%, 5/5/2016	993,750	992,095
Roundy's Supermarkets, Inc., Second Lien Term Loan, 10.0%, 4/18/2016	2,000,000	2,007,500
Smart & Final Stores Corp.:
Term Delay Draw, 3.51%, 5/31/2014	1,614,106	1,495,066
Term Loan B, 3.51%, 5/31/2014	2,290,265	2,121,358
US Foodservice, Inc., Term Loan B, 2.85%, 5/29/2012	4,989,744	4,371,015
Volume Services America, Inc., Term Loan, 8.25%, 12/31/2012	1,671,667	1,663,308
Wm. Bolthouse Farms, Inc.:
First Lien Term Loan, 5.5%, 2/11/2016	1,000,000	997,750
Second Lien Term Loan, 9.5%, 8/11/2016	1,510,000	1,510,476
		30,944,754
Energy 5.3%
Atlas Pipeline Partners LP, Term Loan, 6.75%, 7/27/2014	1,995,975	1,988,490
Big West Oil LLC, Term Loan, LIBOR plus 9.5%, 2/19/2015	1,700,000	1,713,812
Calumet Lubricants Co., LP:
Letter of Credit, 4.142%, 1/3/2015	114,943	104,598
Term Loan B, 4.436%, 1/3/2015	851,201	774,593
CCS Income Trust, Term Loan B, 3.354%, 11/14/2014	2,484,873	2,130,779
Dresser, Inc., Second Lien Term Loan, 6.195%, 5/4/2015	3,000,000	2,852,820
Gulf Tanks Acquisition, Inc., Second Lien Term Loan, 4.124%, 4/4/2014	500,000	335,000
Hercules Offshore LLC, Term Loan B, 6.0%, 7/11/2013	5,936,378	5,632,139
Sheridan Production Partners I LLC:
Term Loan, 7.75%, 4/20/2017	4,944,600	4,808,623
Term Loan 1-A, 7.75%, 4/20/2017	655,200	637,182
Term Loan 1-M, 7.75%, 4/20/2017	400,200	389,195
Venoco, Inc., Term Loan, 4.375%, 5/8/2014	4,779,822	4,429,318
		25,796,549
Financials 10.9%
AEI Finance Holding LLC:
Term Loan, 3.0%, 3/30/2012	113,396	107,490
Term Loan, 3.29%, 3/30/2014	2,806,172	2,660,012
AmWINS Group, Inc., First Lien Term Loan, 3.04%, 6/8/2013	2,921,000	2,687,320
Cinedigm Digital Funding I LLC, Term Loan, 5.25%, 4/29/2016	2,000,000	2,005,000
Collective Brands Finance, Inc., Term Loan A, 3.087%, 8/17/2014	854,341	834,853
Conseco, Inc., Term Loan, 7.5%, 10/10/2013	3,757,199	3,618,653
First American Corp., Term Loan B, 4.75%, 4/9/2016	1,000,000	999,050
Ineos US Finance LLC:
Term Loan C2, 8.001%, 12/16/2014	2,237,219	2,192,474
Term Loan B2, 9.5%, 12/16/2013	2,237,219	2,173,827
International Lease Finance Corp., Term Loan B1, 6.75%, 3/17/2015	3,153,846	3,125,272
KAR Holdings, Inc., Term Loan B, 3.11%, 10/18/2013	3,000,000	2,855,355
Local TV Finance LLC, Term Loan B, 2.3%, 5/7/2013	3,365,861	3,062,934
LPL Holdings, Inc., Term Loan, 5.25%, 6/25/2015	4,000,000	3,970,000
MSCI, Inc., Term Loan, 4.75%, 4/20/2016	2,500,000	2,507,287
N.E.W. Holdings I LLC, Term Loan, 6.0%, 3/5/2016	5,000,000	4,928,125
Nuveen Investments, Inc., Term Loan, 3.323%, 11/13/2014	5,978,708	5,105,996
Springboard Finance LLC, Term Loan A, 7.0%, 2/2/2015	1,500,000	1,480,313
TowerCo Finance LLC, Term Loan, 6.0%, 11/24/2014	498,750	499,166
Universal City Development Partners Ltd., Term Loan B, 5.5%, 11/6/2014	1,332,500	1,331,108
UPC Financing Partnership:
Term Loan, 3.18%, 9/2/2013	2,000,000	1,936,660
Term Loan T, 3.93%, 12/30/2016	2,351,712	2,281,655
VML US Finance LLC:
Term Delay Draw B, 4.8%, 5/25/2012	460,597	446,203
Term Loan B, 4.8%, 5/27/2013	1,804,094	1,747,716
		52,556,469
Health Care 5.0%
AMN Healthcare, Inc., Term Loan B, 6.25%, 12/18/2013	493,750	485,109
Bausch & Lomb, Inc.:
Term Delay Draw, 3.54%, 4/24/2015	971,873	926,079
Term Loan, 3.54%, 4/24/2015	4,006,309	3,817,532
Community Health Systems, Inc.:
Term Delay Draw, 2.788%, 7/25/2014	240,139	225,230
Term Loan, 2.788%, 7/25/2014	4,689,117	4,398,157
HCA, Inc.:
Term Loan B, 2.54%, 11/18/2013	748,102	709,578
Term Loan B2, 3.54%, 3/31/2017	1,794,097	1,739,996
Health Management Associates, Inc., Term Loan B, 2.04%, 2/28/2014	2,911,235	2,737,652
IASIS Healthcare LLC:
Letter of Credit, 2.351%, 3/14/2014	65,231	61,630
Term Delay Draw, 2.354%, 3/14/2014	240,336	227,067
Term Loan B, 2.354%, 3/14/2014	694,433	656,094
IMS Health, Inc., Term Loan B, 5.25%, 2/26/2016	1,980,480	1,973,410
Mylan Laboratories, Inc., Term Loan B, 3.563%, 10/2/2014	568,764	566,562
Nep II, Inc., Term Loan B, 2.338%, 2/16/2014	935,093	886,781
Skilled Healthcare Group, Inc.:
Term Delay Draw, 5.25%, 4/8/2016	37,500	37,297
Term Loan B, 5.25%, 4/8/2016	412,500	410,266
Sun Healthcare Group, Inc.:
Letter of Credit, 2.29%, 4/21/2014	172,868	165,867
Term Loan B, 2.316%, 4/21/2014	769,385	738,224
Warner Chilcott Co., LLC, Term Loan B2, 5.75%, 4/30/2015	944,222	944,562
Warner Chilcott PLC:
Term Loan A, 5.5%, 10/30/2014	1,220,597	1,221,817
Incremental Term Loan, 5.75%, 4/30/2015	559,696	559,898
Term Loan B1, 5.75%, 4/30/2015	567,039	567,243
		24,056,051
Industrials 15.6%
Acosta, Inc., Term Loan B, 2.61%, 7/28/2013	972,222	943,863
Asurion Corp.:
First Lien Term Loan, 3.278%, 7/3/2014	989,987	955,338
Second Lien Term Loan, 6.849%, 7/3/2015	4,000,000	3,930,000
Brand Energy & Infrastructure Services, Inc., Term Loan B2, 3.813%, 2/7/2014	2,807,723	2,665,006
Bucyrus International, Inc., Term Loan, 4.5%, 2/19/2016	1,500,000	1,500,375
CEVA Group PLC:
Letter of Credit, 3.29%, 11/4/2013	538,852	474,190
First Lien Term Loan, 3.345%, 1/4/2014	4,454,284	3,919,770
ClientLogic Corp., Term Loan, 5.795%, 1/30/2014	6,015,506	5,895,196
Coach America Holdings, Inc.:
Letter of Credit, 3.04%, 4/20/2014	613,027	496,935
First Lien Term Loan, 3.09%, 4/18/2014	2,883,798	2,337,679
Continental Alloys & Services, Inc., Term Loan B, 9.5%, 6/14/2012	2,620,512	2,450,179
Delos Aircraft, Inc., Term Loan B2, 7.0%, 3/17/2016	846,154	833,567
Delta Air Lines, Inc.:
Second Lien Term Loan, 3.548%, 4/30/2014	4,237,870	3,820,715
Term Loan, 4.25%, 4/30/2012	1,000,000	926,250
Freescale Semiconductor, Inc., Term Loan B, 4.528%, 12/1/2016	5,800,174	5,126,512
Getty Images, Inc., Term Loan, 6.25%, 7/2/2015	2,593,962	2,600,174
John Maneely Co., Term Loan, 3.55%, 12/9/2013	5,003,355	4,790,737
Language Line LLC, Term Loan B, 5.5%, 11/4/2015	1,496,250	1,491,260
Manitowoc Co., Inc., Term Loan B, 7.5%, 11/6/2014	696,049	694,020
Oshkosh Truck Corp., Term Loan B, 6.26%, 12/6/2013	1,107,599	1,112,307
Ozburn-Hessey Holding Co., LLC, Term Loan B, 7.5%, 4/7/2015	750,000	749,767
Sabre, Inc., Term Loan B, 2.354%, 9/30/2014	5,972,679	5,385,535
Scorpion Holding Ltd., Second Lien Term Loan, 7.845%, 11/29/2010	5,780,000	5,751,100
Swift Transportation Co., Inc., Term Loan, 8.25%, 5/10/2014	4,942,019	4,619,997
Travelport LLC:
Letter of Credit, 2.79%, 8/23/2013	153,677	146,121
Term Delay Draw, 2.79%, 8/23/2013	1,972,373	1,873,755
Term Loan, 2.79%, 8/23/2013	846,323	804,714
Triumph Group, Inc., Term Loan B, 3.5%, 6/12/2016	1,500,000	1,503,750
United Airlines, Inc., Term Loan B, 2.375%, 2/3/2014	5,989,243	5,321,293
Vought Aircraft Industries, Inc., Term Loan, 7.5%, 12/22/2011	984,095	981,329
West Corp.:
Term Loan B2, 2.811%, 10/24/2013	895,927	840,411
Term Loan B4, 4.311%, 7/15/2016	578,815	550,911
		75,492,756
Information Technology 9.2%
Aspect Software, Inc., Term Loan B, 6.25%, 4/19/2016	6,000,000	5,905,020
Avaya, Inc., Term Loan, 3.26%, 10/24/2014	5,983,312	5,171,227
Caritor, Inc.:
Term Loan B, 2.51%, 6/4/2013	2,733,939	2,579,007
Letter of Credit, 2.55%, 6/4/2013	215,329	203,127
Dealer Computer Services, Inc., Term Loan B, 5.25%, 4/21/2017	2,909,341	2,882,066
First Data Corp.:
Term Loan B3, 3.032%, 9/24/2014	1,994,885	1,683,982
Term Loan B1, 3.091%, 9/24/2014	2,492,366	2,106,573
Flextronics International Ltd.:
Term Delay Draw A-3, 2.523%, 10/1/2014	266,504	249,348
Term Delay Draw A-1-B, 2.54%, 10/1/2014	914,824	855,932
Term Delay Draw A-2, 2.54%, 10/1/2014	228,432	213,727
Term Loan B, 2.541%, 10/1/2012	992,366	928,483
Term Delay Draw A-1A, 2.553%, 10/1/2014	1,660,687	1,553,781
Intersil Corp., Term Loan, 4.75%, 4/27/2016	3,000,000	2,999,250
JRD Holdings, Inc., Term Loan, 2.6%, 7/2/2014	465,625	450,879
Orbitz Worldwide, Inc., Term Loan, 3.354%, 7/25/2014	6,559,201	6,188,606
RedPrairie Corp., Term Loan B, 6.0%, 3/24/2016	2,500,000	2,487,500
Spansion LLC, Term Loan B, 7.5%, 1/8/2015	4,500,000	4,466,250
SunGard Data Systems, Inc.:
Term Loan A, 2.047%, 2/28/2014	36,705	34,996
Term Loan B, 3.999%, 2/26/2016	1,937,990	1,876,507
TASC, Inc.:
Term Loan A, 5.5%, 12/18/2014	325,000	325,136
Term Loan B, 5.75%, 12/18/2015	665,000	665,419
Vangent, Inc., Term Loan B, 3.0%, 2/14/2013	905,405	860,135
		44,686,951
Materials 5.0%
CF Industries, Inc., Term Loan B, 4.5%, 4/6/2015	500,000	501,028
Chemtura, Debtor in Possession Term Loan, 6.0%, 3/22/2011	1,500,000	1,516,875
Georgia-Pacific Corp.:
Term Loan B, 2.254%, 12/21/2012	365,654	357,511
Term Loan C, 3.504%, 12/23/2014	234,486	233,439
Graphic Packaging International, Inc., Term Loan C, 3.041%, 5/16/2014	570,164	552,152
Hexion Specialty Chemicals, Inc.:
Term Loan C-1, 2.563%, 5/6/2013	1,002,020	928,872
Term Loan C-2, 2.563%, 5/6/2013	443,851	411,449
Term Loan C-1, 4.063%, 5/5/2015	1,252,450	1,161,128
Term Loan C-2, 4.063%, 5/5/2015	531,036	492,316
Term Loan C-5, 4.063%, 5/5/2015	3,000,000	2,715,000
Huntsman International LLC, Term Loan C, 2.684%, 6/30/2016	1,363,379	1,290,738
LyondellBasell Industries AF SCA, Term Loan, LIBOR plus 4.0%, 4/8/2016	1,000,000	1,001,015
Momentive Performance Materials, Inc., Term Loan B, 2.625%, 12/4/2013	3,000,000	2,775,000
Noranda Aluminum Acquisition Corp., Term Loan B, 2.538%, 5/18/2014	4,674,458	4,487,502
Novelis, Inc.:
Term Loan, 2.36%, 7/6/2014	556,766	526,540
Term Loan, 2.54%, 7/6/2014	1,413,209	1,336,486
Sabic Innovative Plastic, Term Loan B, 2.854%, 8/29/2014	2,000,000	1,967,500
Smurfit-Stone Container Enterprises, Inc.:
Letter of Credit, LIBOR plus 2.1%, 11/1/2010**	172,974	172,294
Term Loan B, LIBOR plus 2.25%, 11/1/2011**	196,849	196,075
Term Loan C, LIBOR plus 2.25%, 11/1/2011**	371,028	369,570
Term Loan C1, LIBOR plus 2.25%, 11/1/2011**	112,178	111,737
Canadian Term Loan, LIBOR plus 2.5%, 11/1/2009**	285,825	284,702
Term Loan, LIBOR plus 2.5%, 11/2/2009**	861,147	857,763
		24,246,692
Telecommunication Services 3.9%
CavTel Holdings LLC, Term Loan, 10.5%, 12/31/2012	663,620	610,809
Choice One Communications Corp., Term Loan, 8.75%, 6/30/2012	638,681	571,619
Hughes Network Systems LLC, Term Loan, 3.063%, 4/15/2014	500,000	480,000
Intelsat Jackson Holdings Ltd., Term Loan, 3.292%, 2/2/2014	4,354,454	4,007,905
MetroPCS Wireless, Inc., Term Loan B, 2.625%, 11/4/2013	4,974,358	4,781,626
Sorenson Communications, Inc., Term Loan C, 6.0%, 8/16/2013	5,948,054	5,362,557
Telesat Canada:
Term Loan I, 3.36%, 10/31/2014	2,782,664	2,686,426
Term Loan II, 3.36%, 10/31/2014	239,011	230,744
		18,731,686
Utilities 2.1%
Calpine Corp., Term Loan, 3.165%, 3/29/2014	3,399,303	3,189,464
Great Point Power, Delay Draw Term Loan, 5.75%, 2/11/2017	1,000,000	995,000
Puget Energy, Inc., Term Loan, 2.589%, 12/14/2014	3,000,000	2,865,000
Texas Competitive Electric Holdings Co., LLC:
Term Delay Draw, 3.797%, 10/10/2014	782,070	597,091
Term Loan B1, 3.797%, 10/10/2014	3,000,000	2,319,165
		9,965,720
Total Loan Participations and Assignments (Cost $416,386,707)		412,977,190

Corporate Bonds 6.6%
Consumer Discretionary 2.6%
Avis Budget Car Rental LLC, 2.936%****, 5/15/2014	6,000,000	5,280,000
Hanesbrands, Inc., Series B, 3.831%****, 12/15/2014	4,000,000	3,740,000
Seminole Hard Rock Entertainment, Inc., 144A, 2.757%****, 3/15/2014	4,000,000	3,420,000
		12,440,000
Energy 1.2%
Western Refining, Inc., 144A, 10.75%****, 6/15/2014	6,210,000	5,651,100
Financials 0.5%
Ford Motor Credit Co., LLC, 3.048%****, 1/13/2012	2,500,000	2,400,000
Industrials 0.3%
Continental Airlines, Inc., "B", Series 2006-1, 3.377%****, 6/2/2013	2,000,000	1,715,281
Information Technology 1.5%
NXP BV, 3.053%****, 10/15/2013	5,100,000	4,398,750
Sanmina-SCI Corp., 144A, 3.007%****, 6/15/2014	3,000,000	2,805,000
		7,203,750
Materials 0.5%
Berry Plastics Corp., 5.053%****, 2/15/2015	2,500,000	2,343,750
Lyondell Chemical Co., 11.0%, 5/1/2018	268,013	284,094
		2,627,844
Total Corporate Bonds (Cost $32,359,622)		32,037,975

Government & Agency Obligation 0.7%
US Treasury Obligation
US Treasury Bill, 0.22%*****, 9/16/2010 (a) (Cost $3,123,383)	3,125,000	3,123,468
	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary
Buffets Restaurants Holdings, Inc.*	14,489	89,832
SuperMedia, Inc.*	1,793	54,023
Total Common Stocks (Cost $62,755)		143,855

Cash Equivalents 14.9%
Central Cash Management Fund, 0.22% (b) (Cost $71,906,483)	71,906,483	71,906,483
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $523,838,950)+	107.6	520,188,971
Other Assets and Liabilities, Net	(7.6)	(36,678,825)
Net Assets	100.0	483,510,146

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents senior loans that are in default:

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
CanWest MediaWorks Ltd., Term Loan D	4.25%	7/13/2014	491,250	USD	491,250	476,208
Smurfit-Stone Container Enterprises, Inc., Letter of Credit	LIBOR plus 2.1%	11/1/2010	172,974	USD	171,460	172,294
Smurfit-Stone Container Enterprises, Inc., Term Loan B	LIBOR plus 2.25%	11/1/2011	196,849	USD	195,126	196,075
Smurfit-Stone Container Enterprises, Inc., Term Loan C	LIBOR plus 2.25%	11/1/2011	371,028	USD	367,781	369,570
Smurfit-Stone Container Enterprises, Inc., Term Loan C1	LIBOR plus 2.25%	11/1/2011	112,178	USD	111,196	111,737
Smurfit-Stone Container Enterprises, Inc., Canadian Term Loan	LIBOR plus 2.5%	11/1/2009	285,825	USD	283,324	284,702
Smurfit-Stone Container Enterprises, Inc., Term Loan	LIBOR plus 2.5%	11/2/2009	861,147	USD	853,612	857,763
Tribune Co., Term Loan B	5.25%	6/4/2014	987,500	USD	964,047	606,527
					3,437,796	3,074,876

*** Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at rates which vary based on prevailing interest rates, such as the prime rate offered by a major US bank or LIBOR, and are shown at their current rate as of May 31, 2010.

**** These securities are shown at their current rate as of May 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

*****Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $523,886,102. At May 31, 2010, net unrealized depreciation for all securities based on tax cost was $3,697,131. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,343,175 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,040,306.

(a) At May 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in kind.

Prime: Interest rate charged by banks to their most creditworthy customers.

At May 31, 2010, the Fund had unfunded loan commitments of $4,937,500, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Depreciation ($)
Quad/Graphics, Inc., Term Loan B, 4/14/2016	4,937,500	4,881,250	(56,250)

At May 31, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	9/21/2010	101	11,634,578	6,718
10 Year Japanese Government Bond	JPY	6/10/2010	21	32,434,386	94,489
10 Year US Treasury Note	USD	9/21/2010	352	42,196,000	(466,231)
5 Year US Treasury Note	USD	9/30/2010	303	35,351,578	(221,610)
Total net unrealized depreciation					(586,634)

At May 31, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	6/15/2010	1	88,786	(2,882)
2 Year US Treasury Note	USD	9/30/2010	149	32,502,953	2,030
Federal Republic of Germany Euro-Bund	EUR	6/8/2010	324	51,210,461	(1,234,941)
Federal Republic of Germany Euro-Schatz	EUR	6/8/2010	345	46,534,374	(517,028)
United Kingdom Long Gilt Bond	GBP	9/28/2010	203	34,761,450	293,569
Total net unrealized depreciation					(1,459,252)

As of May 31, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	18,845,000	USD	23,658,767	6/30/2010	485,445	UBS AG
GBP	10,180,000	USD	14,962,106	6/30/2010	172,303	HSBC Bank USA
CHF	4,673,000	USD	4,197,657	6/30/2010	151,034	Barclays Bank PLC
Total unrealized appreciation					808,782
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
JPY	1,147,463,000	USD	12,366,369	6/30/2010	(231,223)	Bank of New York Mellon Corp.
AUD	5,178,000	USD	4,258,905	6/30/2010	(91,805)	UBS AG
USD	5,155,289	NZD	7,229,000	6/30/2010	(267,040)	Barclays Bank PLC
USD	3,328,694	NOK	20,569,000	6/30/2010	(152,334)	Bank of New York Mellon Corp.
USD	21,263,576	AUD	23,823,000	6/30/2010	(1,246,778)	Morgan Stanley
USD	9,023,977	SEK	68,465,000	6/30/2010	(269,085)	HSBC Bank USA
Total unrealized depreciation					(2,258,265)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (c)
Loan Participations and Assignments	$ —	$ 412,977,190	$ —	$ 412,977,190
Corporate Bonds	—	32,037,975	—	32,037,975
Common Stocks	54,023	89,832	—	143,855
Short-Term Investments (c)	71,906,483	3,123,468	—	75,029,951
Derivatives (d)	—	808,782	—	808,782
Total	$ 71,960,506	$ 449,037,247	$ —	$ 520,997,753
Liabilities
Unfunded Loan Commitments	$ —	$ (56,250)	$ —	$ (56,250)
Derivatives (d)	(2,045,886)	(2,258,265)	—	(4,304,151)
Total	$ (2,045,886)	$ (2,314,515)	$ —	$ (4,360,401)

(c) See Investment Portfolio for additional detailed categorizations.

(d) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Loan Participations and Assignments
Balance as of May 31, 2009	$ 14,826,258
Net realized gain (loss)	(426,530)
Change in unrealized appreciation (depreciation)	1,351,607
Amortization premium/discount	116,136
Net purchases (sales)	(9,334,562)
Net transfers in (out) of Level 3	(6,532,909)
Balance as of May 31, 2010	$ —
Net change in unrealized appreciation (depreciation) from investments still held as of May 31, 2010	$ —

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of May 31, 2010
Assets
Investments: Investments in securities, at value (cost $451,932,467)	$ 448,282,488
Investment in Central Cash Management Fund (cost $71,906,483)	71,906,483
Total investments, at value (cost $523,838,950)	520,188,971
Cash	8,991
Deposits with broker for open futures contracts	2,197,873
Receivable for investments sold	9,440,648
Receivable for Fund shares sold	7,578,653
Interest receivable	1,926,635
Unrealized appreciation on open forward foreign currency exchange contracts	808,782
Net receivable on closed forward foreign currency exchange contracts	15,527
Due from Advisor	32,476
Other assets	82,355
Total assets	542,280,911
Liabilities
Payable for investments purchased	54,007,201
Payable for Fund shares redeemed	745,498
Payable for variation margin on open futures contracts	1,160,741
Unrealized depreciation on open forward foreign currency exchange contracts	2,258,265
Unrealized depreciation on unfunded loan commitments	56,250
Accrued management fee	294,714
Other accrued expenses and payables	248,096
Total liabilities	58,770,765
Net assets, at value	$ 483,510,146
Net Assets Consist of
Undistributed net investment income	1,449,483
Net unrealized appreciation (depreciation) on: Investments	(3,649,979)
Futures	(2,045,886)
Unfunded loan commitments	(56,250)
Foreign currency	(1,467,421)
Accumulated net realized gain (loss)	344,834
Paid-in capital	488,935,365
Net assets, at value	$ 483,510,146

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($166,025,372 ÷ 18,235,301 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$ 9.10
Maximum offering price per share (100 ÷ 97.25 of $9.10)	$ 9.36

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($59,144,398 ÷ 6,464,091 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)

$ 9.15
Class S Net Asset Value, offering and redemption price per share ($175,821,022 ÷ 19,314,269 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$ 9.10
Institutional Class Net Asset Value, offering and redemption price per share ($82,519,354 ÷ 9,059,312 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$ 9.11

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended May 31, 2010
Investment Income
Income: Interest	$ 9,396,719
Income distributions — affiliated cash management vehicles	68,708
Total Income	9,465,427
Expenses: Management fee	1,054,788
Administration fee	162,275
Services to shareholders	141,772
Distribution and service fees	184,019
Professional fees	118,788
Custodian fee	136,847
Trustees' fees and expenses	5,243
Reports to shareholders	73,901
Registration fees	96,475
Other	16,608
Total expenses before expense reductions	1,990,716
Expense reductions	(243,599)
Total expenses after expense reductions	1,747,117
Net investment income	7,718,310
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,369,216
Futures	2,390,662
Foreign currency	2,958,124
6,718,002
Change in net unrealized appreciation (depreciation) on: Investments	4,605,279
Futures	(2,088,670)
Unfunded loan commitments	(59,572)
Foreign currency	(1,560,425)
896,612
Net gain (loss)	7,614,614
Net increase (decrease) in net assets resulting from operations	$ 15,332,924

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended May 31,
	2010	2009
Operations: Net investment income (loss)	$ 7,718,310	$ 3,634,893
Net realized gain (loss) on investment transactions	6,718,002	(3,164,331)
Change in net unrealized appreciation (depreciation)	896,612	(5,336,922)
Net increase (decrease) in net assets resulting from operations	15,332,924	(4,866,360)
Distributions to shareholders: Net investment income: Class A	(1,894,485)	(282,441)
Class C	(540,006)	(175,410)
Class S	(3,157,385)	(582,827)
Institutional Class	(3,156,117)	(2,266,772)
Net realized gains: Class A	(49,846)	—
Class C	(11,923)	—
Class S	(206,070)	—
Institutional Class	(349,650)	—
Total distributions	(9,365,482)	(3,307,450)
Fund share transactions: Proceeds from shares sold	479,922,931	47,928,880
Reinvestment of distributions	8,279,943	2,785,924
Cost of shares redeemed	(69,363,201)	(34,656,824)
Redemption fees	—	840
Net increase (decrease) in net assets from Fund share transactions	418,839,673	16,058,820
Increase (decrease) in net assets	424,807,115	7,885,010
Net assets at beginning of period	58,703,031	50,818,021
Net assets at end of period (including undistributed net investment income of $1,449,483 and $360,571, respectively)	$ 483,510,146	$ 58,703,031

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2010	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.87	$ 9.14	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.41	.48	.54
Net realized and unrealized gain (loss)	1.32	(1.32)	(.90)
Total from investment operations	1.73	(.84)	(.36)
Less distributions from: Net investment income	(.45)	(.43)	(.47)
Net realized gains	(.05)	—	(.03)
Total distributions	(.50)	(.43)	(.50)
Redemption fees	—	.00***	—
Net asset value, end of period	$ 9.10	$ 7.87	$ 9.14
Total Return (%)[c,d]	22.48	(8.83)	(3.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	166	4	5
Ratio of expenses before expense reductions (%)	1.28	1.62	1.85*
Ratio of expenses after expense reductions (%)	1.20	1.16	1.20*
Ratio of net investment income (%)	4.63	6.30	6.38*
Portfolio turnover rate (%)	68	57	25**

[a] For the period June 29, 2007 (commencement of operations) to May 31, 2008.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended May 31,	2010	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.91	$ 9.13	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.35	.41	.47
Net realized and unrealized gain (loss)	1.32	(1.26)	(.90)
Total from investment operations	1.67	(.85)	(.43)
Less distributions from: Net investment income	(.38)	(.37)	(.41)
Net realized gains	(.05)	—	(.03)
Total distributions	(.43)	(.37)	(.44)
Redemption fees	—	.00***	—
Net asset value, end of period	$ 9.15	$ 7.91	$ 9.13
Total Return (%)[c,d]	21.58	(9.13)	(4.27)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	1	5
Ratio of expenses before expense reductions (%)	2.10	2.42	2.66*
Ratio of expenses after expense reductions (%)	1.95	1.96	2.02*
Ratio of net investment income (%)	3.88	5.50	5.57*
Portfolio turnover rate (%)	68	57	25**

[a] For the period June 29, 2007 (commencement of operations) to May 31, 2008.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended May 31,	2010	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.87	$ 9.14	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.44	.49	.56
Net realized and unrealized gain (loss)	1.30	(1.32)	(.90)
Total from investment operations	1.74	(.83)	(.34)
Less distributions from: Net investment income	(.46)	(.44)	(.49)
Net realized gains	(.05)	—	(.03)
Total distributions	(.51)	(.44)	(.52)
Redemption fees	—	.00***	—
Net asset value, end of period	$ 9.10	$ 7.87	$ 9.14
Total Return (%)[c]	22.72	(8.69)	(3.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	176	10	5
Ratio of expenses before expense reductions (%)	1.22	1.61	1.69*
Ratio of expenses after expense reductions (%)	.95	.99	1.05*
Ratio of net investment income (loss) (%)	4.88	6.47	6.54*
Portfolio turnover rate (%)	68	57	25**

[a] For the period June 29, 2007 (commencement of operations) to May 31, 2008.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended May 31,	2010	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.87	$ 9.14	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.44	.49	.56
Net realized and unrealized gain (loss)	1.31	(1.32)	(.90)
Total from investment operations	1.75	(.83)	(.34)
Less distributions from: Net investment income	(.46)	(.44)	(.49)
Net realized gains	(.05)	—	(.03)
Total distributions	(.51)	(.44)	(.52)
Redemption fees	—	.00***	—
Net asset value, end of period	$ 9.11	$ 7.87	$ 9.14
Total Return (%)[c]	22.72	(8.69)	(3.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	83	44	36
Ratio of expenses before expense reductions (%)	1.03	1.45	1.74*
Ratio of expenses after expense reductions (%)	.95	.98	1.05*
Ratio of net investment income (%)	4.88	6.48	6.54*
Portfolio turnover rate (%)	68	57	25**

[a] For the period June 29, 2007 (commencement of operations) to May 31, 2008.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Floating Rate Plus Fund (the "Fund") is a non-diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Senior loans and debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. The Fund enters into futures contracts on global bonds as part of its global tactical asset allocation overlay strategy. As part of this strategy, the Fund uses futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global bond and currency markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of May 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended May 31, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from approximately $25,598,000 to $286,715,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. As part of this strategy, the Fund uses forward currency exchange contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of May 31, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended May 31, 2010, the Fund invested in forward currency contracts with a total contract value generally indicative of a range from approximately $7,609,000 to $98,215,000.

The following tables summarize the value of the Fund's derivative instruments held as of May 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ 824,309

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on open forward foreign currency exchange contracts and net receivable on closed forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (2,258,265)	$ —	$ (2,258,265)
Interest Rate Contracts (b)	$ —	$ (2,045,886)	$ (2,045,886)
	$ (2,258,265)	$ (2,045,886)	$ (4,304,151)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

(b) Net unrealized appreciation (depreciation) on futures. Liability of Payable for variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the period ended May 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 2,772,139	$ —	$ 2,772,139
Interest Rate Contracts (b)	—	2,390,662	2,390,662
	$ 2,772,139	$ 2,390,662	$ 5,162,801

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (1,541,390)	$ —	$ (1,541,390)
Interest Rate Contracts (b)	—	(2,088,670)	(2,088,670)
	$ (1,541,390)	$ (2,088,670)	$ (3,630,060)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Net unrealized appreciation (depreciation) on investments	$ (3,697,131)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended May 31,
	2010	2009
Distributions from ordinary income*	$ 9,365,482	$ 3,247,825
Distributions from long-term capital gains	—	59,625

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income, including commitment fees included in the Statement of Operations, is recorded as income on the accrual basis or when received by the Fund. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for tax and financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended May 31, 2010, purchases and sales of investment securities (excluding short-term instruments) aggregated $487,067,027 and $106,097,395, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

On January 26, 2010, the Advisor announced its intention to transition members of its Quantitative Strategies Group (the "QS Group"), including members of the Fund's portfolio management team, out of the Advisor into a separate investment advisory firm named QS Investors, LLC ("QS Investors") that will be unaffiliated with the Advisor (the "Separation"). The Separation is expected to be completed during the third quarter of 2010. In order for the Fund to continue to access the investment expertise offered by the members of the QS Group following the Separation, the Advisor recommended that the Fund's Board approve a sub-advisory agreement between the Advisor and QS Investors (the "Sub-Advisory Agreement"). On May 4, 2010, following a review of QS Investors' capabilities, the terms of the Separation and Sub-Advisory Agreement, the Fund's Board approved the Sub-Advisory Agreement, subject to shareholder approval. The proposed Sub-Advisory agreement has been submitted for approval by shareholders of record at a Special Meeting of Shareholders called for on July 28, 2010. If the proposed Sub-Advisory Agreement is approved by shareholders, it is expected to become effective no earlier than the completion of the Separation. The Board has taken additional actions to ensure uninterrupted portfolio management services by the QS Group to the Fund following the Separation and prior to shareholder approval of the proposed Sub-Advisory Agreement. Specifically, the Board has approved an interim sub-advisory agreement between the Advisor and QS Investors (the "Interim Sub-Advisory Agreement") to be effective upon the completion of the Separation, if shareholders have not approved the proposed Sub-Advisory Agreement prior to that date. The Interim Sub-Advisory Agreement does not require shareholder approval and would have a maximum term of 150 days. The Interim Sub-Advisory Agreement would automatically terminate upon the earlier of shareholder approval and implementation of the proposed Sub-Advisory Agreement or the maximum term of 150 days. Any sub-advisory fees payable under the Interim Sub-Advisory Agreement will be paid by DIMA and will be held in an escrow account until the proposed Sub-Advisory Agreement is approved by shareholders. As a subadvisor to the Fund, QS Investors will manage the portion of assets allocated to the Fund's iGAP strategy.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	.650%
Next $1.5 billion of such net assets	.635%
Next $2.5 billion of such net assets	.610%
Next $2.5 billion of such net assets	.585%
Next $2.5 billion of such net assets	.560%
Over $10.0 billion of such net assets	.550%

For the period from June 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.20%
Class C	1.95%
Class S	.95%
Institutional Class	.95%

Accordingly, for the year ended May 31, 2010, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $125,123 and the amount charged aggregated $929,665, which was equivalent to an annual effective rate of 0.57% of the Fund's average daily net assets.

In addition, for the year ended May 31, 2010, the Advisor reimbursed the Fund $74,489 of sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2010, the Administration Fee was $162,275, of which $39,381 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended May 31, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2010
Class A	$ 10,960	$ 1,223	$ 7,503
Class C	5,959	5,959	—
Class S	34,592	34,592	—
Institutional Class	1,082	122	729
	$ 52,593	$ 41,896	$ 8,232

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2010
Class C	$ 87,160	$ 35,126

In addition, DIDI provides information and administrative services for a fee (Service Fee) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2010, the Service Fee was as follows;

Service Fee	Total Aggregated	Waived	Unpaid at May 31, 2010	Annual Effective Rate
Class A	$ 67,911	$ —	$ 42,995.20%
Class C	28,948	2,091	18,073.23%
	$ 96,859	$ 2,091	$ 61,068

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2010 aggregated $7,421.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. For the year ended May 31, 2010, the CDSC for Class C shares aggregated $4,169. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $34,086, of which $7,046 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Commitments

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At May 31, 2010, the Fund had unfunded loan commitments of $4,937,500.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2010		Year Ended May 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	19,188,031	$ 176,726,018	503,439	$ 3,726,705
Class C	6,626,458	61,394,295	79,125	589,417
Class S	22,106,225	201,693,698	1,373,472	11,242,590
Institutional Class	4,470,916	40,108,920	4,302,263	32,370,168
		$ 479,922,931		$ 47,928,880
Shares issued to shareholders in reinvestment of distributions
Class A	195,241	$ 1,781,432	37,346	$ 280,049
Class C	53,435	491,477	23,161	173,423
Class S	341,314	3,085,757	42,391	314,865
Institutional Class	328,965	2,921,277	271,198	2,017,587
		$ 8,279,943		$ 2,785,924
Shares redeemed
Class A	(1,608,304)	(14,697,918)	(630,837)	$ (4,941,813)
Class C	(305,264)	(2,797,775)	(552,958)	(3,896,779)
Class S	(4,442,154)	(40,223,927)	(647,925)	(4,744,199)
Institutional Class	(1,338,112)	(11,643,581)	(2,906,439)	(21,074,033)
		$ (69,363,201)		$ (34,656,824)
Redemption fees		$ —		$ 840
Net increase (decrease)
Class A	17,774,968	$ 163,809,532	(90,052)	$ (934,783)
Class C	6,374,629	59,087,997	(450,672)	(3,133,939)
Class S	18,005,385	164,555,528	767,938	6,813,820
Institutional Class	3,461,769	31,386,616	1,667,022	13,313,722
		$ 418,839,673		$ 16,058,820

G. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to year end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Portfolio Trust and Shareholders of DWS Floating Rate Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Floating Rate Plus Fund (the "Fund") at May 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian, brokers, agent banks and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts July 29, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 1% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Interim and New Sub-Advisory Agreement Approval

Interim and New Sub-Advisory Agreements Approval

The Board of Trustees, including the Independent Trustees, unanimously approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement (together, the "New Agreements") between Deutsche Investment Management Americas Inc. ("DWS") and QS Investors, LLC ("QS Investors") in May 2010.

In terms of the process that the Board followed prior to approving the New Agreements, shareholders should know that:

• In May 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of QS Investors and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Agreements.

• To facilitate its review, the Board created several ad hoc subcommittees, each focused on different aspects of the Board's consideration of the Separation, and each comprised solely of Independent Trustees.

• The Board and its subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreements, and were assisted in this review by their independent legal counsel and fund counsel.

• In the course of its review, the Board requested and received substantial additional information.

• As part of its review process, the Board and its subcommittees met with various representatives of DWS and QS Investors, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreements.

In connection with the approval of the New Agreements, the Board considered the factors described below, among others.

Continuity of Investment Management Services. In reviewing the New Agreements, the Board considered that it had renewed the investment management agreement between DWS and the Fund as part of the annual contract renewal process (the "Annual Review") in September 2009, at which time it had determined that such renewal was in the best interests of the Fund, given the nature, quality and extent of services provided by DWS (among other considerations). In considering the New Agreements, the Board noted that in light of the transition of the group within DWS responsible for day-to-day portfolio management of the Fund to a separate, unaffiliated firm (i.e., QS Investors), it was necessary to approve a sub-advisory agreement between DWS and QS Investors to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it would no longer be affiliated with DWS, the nature, quality and extent of services provided to the Fund are not expected to change under the New Agreements.

Fees and Expenses. The Board noted that it had concluded during the Annual Review that the overall investment management fees paid by the Fund are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreements, QS Investors' sub-advisory fee would be paid by DWS out of its management fee and not directly by the Fund, and therefore there would be no change in the Fund's overall investment management fees under the New Agreements.

Profitability. The Board noted that it had considered the profitability of DWS during the Annual Review. The Board did not consider the profitability of QS Investors to be a material factor. In particular, the Board noted that QS Investors has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DWS would pay QS Investors' sub-advisory fee out of its management fee, and further noted that the sub-advisory fee arrangement with respect to the Fund was the product of an arm's length negotiation.

Other Benefits to QS Investors. The Board noted that it had considered fallout benefits to DWS during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by QS Investors in light of the New Agreements, including the incidental public relations benefits to QS Investors related to DWS US mutual funds advertising and cross-selling opportunities among DWS products and services. The Board noted that QS Investors did not propose to implement a "soft dollar" program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance. The Board considered QS Investors' proposed compliance program and resources. The Board also considered that DWS would oversee QS Investors' compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DWS would dedicate to that oversight. The Board also noted that it had considered DWS's compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the terms of the New Agreements are fair and reasonable and that the approval of the New Agreements is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)

		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010

Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 345 Park Avenue, New York, New York 10154.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	23337F 706	23337F 805	23337F 888	23337F 870
Fund Number	443	743	2043	1443

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2010, DWS Floating Rate Plus Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS FLOATING RATE PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$81,324	$0	$0	$0
2009	$82,000	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$9,500	$0	$0
2009	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$19,000	$0	$19,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Floating Rate Plus Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Floating Rate Plus Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	July 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2010